UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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WESTERN ASSET INCOME FUND

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WESTERN ASSET INCOME FUND

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 17, 2016

To the Stockholders of

Western Asset Income Fund

The Annual Meeting of Stockholders of Western Asset Income Fund (the “Fund”) will be held in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California, on Tuesday, May 17, 2016 at 8:30 a.m., Pacific Time, to consider and act upon the following matters:

(1)	Election of a Board of Directors; and

(2)	Such other matters as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

The Board of Directors has fixed the close of business on April 15, 2016 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Directors

Robert I. Frenkel,

Secretary

Pasadena, California

April 18, 2016

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

WESTERN ASSET INCOME FUND

100 International Drive, Baltimore, Maryland 21202

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 17, 2016:

The proxy statement is available at

https://www.proxydirect.com/

The accompanying proxy is solicited by the Board of Directors of the Fund for use at the annual meeting of stockholders of the Fund to be held on May 17, 2016 at 8:30 a.m., Pacific Time in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California (the “Annual Meeting”), and at any adjournment(s) or postponement(s) thereof. At the Annual Meeting, stockholders of the Fund will be asked to consider the election of seven Directors to the Board of Directors of the Fund. This Proxy Statement and the form of proxy were first mailed to stockholders on or about April 18, 2016.

The Board of Directors has fixed the close of business on April 15, 2016 as the record date (“Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. As of the Record Date, there were 9,462,123 shares of the Fund’s common stock (the “Common Stock”) outstanding and entitled to one vote per share (and a fractional vote with respect to fractional shares) with respect to each matter to be voted on at the Annual Meeting. The outstanding shares of Common Stock constitute the only outstanding voting securities of the Fund entitled to be voted at the Annual Meeting.

A majority (greater than 50%) of the outstanding shares of Common Stock as of the Record Date must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Directors will be elected by a plurality of the votes of the shares of the Fund’s Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. In all matters other than the election of Directors, and except where a different vote is required by any provision of law or the Fund’s Certificate of Incorporation or Bylaws, the affirmative vote of the majority of shares of the Fund’s Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be the act of the stockholders. Each stockholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any stockholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. In addition, you may receive a telephone call from our proxy solicitor, Computershare Inc. (operating through its Computershare Fund Services division), a Delaware corporation (“CFS”), which has been retained to assist stockholders in the voting process. For these services, the Fund will pay CFS a fee that is not expected to exceed $5,000. However, the exact cost will depend on the amount and types of services rendered.

The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies, including the services of CFS, will be borne by the Fund.

Abstentions and “broker non-votes” (i.e., proxies signed and returned by brokers with respect to shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Director has been elected.

Charles A. Ruys de Perez, Richard Sennett, and Marc De Oliveira, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity or substituted by the persons selected by the Board of Directors. Mr. Ruys de Perez is the General Counsel of Western Asset Management Company, the Fund’s investment adviser (the “Investment Adviser”). Mr. Sennett is the Treasurer and Principal Financial Officer of the Fund, and Mr. De Oliveira is an Assistant Secretary of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Directors of the Fund the Board of Directors’ nominees listed in this proxy statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion.

HOW TO SUBMIT A PROXY

Stockholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

PROPOSAL

ELECTION OF DIRECTORS

Seven Directors are to be elected at the Annual Meeting to serve until their successors have been duly elected and qualified, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law. Information about each nominee is set forth in the table below. All of the nominees are presently Directors of the Fund.

The Fund’s Bylaws provide that the Board of Directors will consist of such number of Directors as may be fixed from time to time by a majority of the Directors, which number is currently seven.

It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of the nominees named below as Directors of the Fund. Each of the nominees has agreed to serve if elected at the Annual Meeting. If any nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Directors may recommend.

Required Vote. The Directors of the Fund will be elected by a plurality vote of the shares of the Fund’s Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. The Directors unanimously recommend that stockholders vote to elect each of the nominees listed above to the Board of Directors.

Information Regarding the Nominees and Directors. Information about the nominees and directors is set forth below. No nominee serves as an officer of the Fund. The address of each nominee is c/o the Fund at its principal business address (100 International Drive, Baltimore, Maryland 21202).

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee**	Other Directorships Held by Nominee	Common Stock of the Fund Beneficially Owned on March 1, 2016
INDEPENDENT NOMINEES(1)
Robert Abeles, Jr. Born 1945	Director	Served since 2013	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California.	10	None	None

Anita L. DeFrantz Born 1952	Director	Served since 1998	President (since 1987) and Director (since 1990) of LA84 Foundation (formerly Amateur Athletic Foundation of Los Angeles); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2013).	10	OBN Holdings, Inc. (film, television and media company)	1,000

Avedick B. Poladian Born 1951	Director	Served since 2007	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); Partner, Arthur Andersen, LLP (1974 to 2002).	10	Occidental Petroleum Corporation, California Resources Corporation and Public Storage	None

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee**	Other Directorships Held by Nominee	Common Stock of the Fund Beneficially Owned on March 1, 2016
INDEPENDENT NOMINEES(1) (continued)
William E. B. Siart Born 1946	Director and Chairman	Served since 1997	Chairman of Great Public Schools Now (since 2015); Trustee of The Getty Trust (since 2005); Chairman of Excellent Education Development (since 2000); formerly, Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006).	10	None	None

Jaynie Miller Studenmund Born 1954	Director	Served since 2004	Director of LifeLock, Inc. (identity theft protection company) (since 2015); Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (since 2012); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); Formerly: Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014); Director of MarketTools, Inc. (market research software provider) (2010 to 2012); Director of eHarmony, Inc. (online dating company) (2005 to 2011).	10	LifeLock, Inc.; Pinnacle Entertainment, Inc.; CoreLogic, Inc.	None

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee**	Other Directorships Held by Nominee	Common Stock of the Fund Beneficially Owned on March 1, 2016
INTERESTED NOMINEES AND DIRECTORS
Ronald L. Olson Born 1941	Director(2)	Served since 2005	Partner, Munger, Tolles & Olson LLP (law partnership) (since 1968).	10	Graham Holdings Company (formerly, The Washington Post Company) and Berkshire Hathaway, Inc.	1,000

Jane Trust Born 1962	Director, President and Chief Executive Officer(3)	Served since 2015	Managing Director of Legg Mason & Co. (since 2015); Officer and/or Trustee/Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007).	153	None	None

(1)	Each Independent Director is a member of the Audit Committee, the Executive and Contract Committee, and the Governance and Nominating Committee of the Board of Directors.

(2)	Mr. Olson is considered to be an “interested person” (as defined above) of the Fund because his law firm has provided legal services to the Investment Adviser.

(3)	Ms. Trust is an “interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund because of her position with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Investment Adviser.

*	Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law.

**	Each current Director also serves as a Trustee of Western Asset Premier Bond Fund (closed-end investment company) and, except for Ms. Trust, a Director of Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund. The Investment Adviser and the Fund’s subadviser, Western Asset Management Company Limited (the “Subadviser”), also serve as advisers to Western Asset Premier Bond Fund and one or more series of Western Asset Funds, Inc. Ms. Trust serves as Director/Trustee of 153 funds associated with Legg Mason & Co. or its affiliates. Legg Mason & Co. is an affiliate of the Investment Adviser.

Additional Information Concerning the Board of Directors. The Board believes that each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Nominees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Nominees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Investment Adviser, the Subadviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s length of service as a board member of the Fund; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Nominee other than Mr. Olson and Ms. Trust, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Fund (such Directors or Nominees who are not interested persons of the Fund being referred to as the “Independent Directors”); and, as to Ms. Trust, her status as a representative of Legg Mason, Inc. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Nominee: Mr. Abeles, business, accounting and finance expertise and experience as a chief financial officer, board member and/or executive officer of various businesses and other organizations; Ms. DeFrantz, business expertise and experience as a president, board member and/or executive officer of various businesses and non-profit and other organizations; Mr. Poladian, business, finance and accounting expertise and experience as a board member of various businesses and/or as a partner of a multi-national accounting firm; Mr. Siart, business and finance expertise and experience as a president, chairman, chief executive officer and/or board member of various businesses and non-profit and other organizations; Ms. Studenmund, business and finance expertise and experience as a president, board member and/or chief operating officer of various businesses; Mr. Olson, business and legal expertise and experience as a partner of a law firm and/or board member of various businesses and non-profit and other organizations; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Nominees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the Fund. William E.B. Siart serves as Chairman of the Board. Mr. Siart is an Independent Director. Independent Directors constitute more than 70% of the Board. As described further below, the Board has three standing committees: the Audit Committee, the Executive and Contracts Committee and the Governance and Nominating Committee. Each of the Audit, Governance and Nominating and Executive and Contracts Committees is chaired by an Independent Director and is composed entirely of Independent Directors. Where deemed appropriate, the Board constitutes ad hoc committees.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Director. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Directors. The Independent Directors believe that the Chairman’s independence facilitates meaningful dialogue between fund management and the Independent Directors. The Board also considered that the chairperson of each Board committee is an Independent Director, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee’s chairperson works with the Investment Adviser and other service providers to set agendas for the meetings of the applicable Board committees). As noted above, through the committees the Independent Directors consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Directors also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from management, including the Investment Adviser and Subadviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s investment program and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the Fund’s Investment Adviser and Subadviser the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and Executive and Contracts Committee, and through oversight by the Board itself.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable Committee, the Fund, the Investment Adviser, the Subadviser, and the affiliates of the Investment Adviser and the Subadviser, and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the Investment Adviser’s CCO and the Investment Adviser’s chief risk officer, as well as various personnel of other service providers such as the Fund’s independent accountants, report to the Audit Committee, Executive and Contracts Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. These reports and other similar reports received by the Directors as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Audit Committee. The Board of Directors has established an Audit Committee composed solely of Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadviser, consisting of Messrs. Abeles, Jr., Poladian and Siart and Mses. De Frantz and Studenmund. Each member of the Audit Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Stock of the Fund is listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, Subadviser and certain affiliates. The Directors have adopted a written charter for the Audit Committee, a current copy of which is attached as Appendix A to this Proxy Statement.

The Audit Committee of the Fund has submitted the following report:

The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 114 (“SAS No. 114,” which supersedes SAS 61). SAS No. 114 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to its independence), and has discussed with such independent registered public accounting firm its independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Directors the inclusion of the audited financial statements for the last fiscal year in the Fund’s annual report to stockholders.

Robert Abeles, Jr. (Chairman)

Anita L. DeFrantz

Avedick B. Poladian

William E. B. Siart

Jaynie Miller Studenmund

Governance and Nominating Committee. The Board of Directors has established a Governance and Nominating Committee composed solely of Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadviser, consisting of Mses. DeFrantz and Studenmund and Messrs. Abeles, Jr., Poladian and Siart. The Governance and Nominating Committee meets to select nominees for election as Directors of the Fund, to review and make recommendations to the Board with respect to Director compensation, and consider other matters of Board policy. The Directors have adopted a written charter for the Governance and Nominating Committee, a current copy of which is attached as Appendix B to this Proxy Statement. The Fund does not currently maintain a website on which the charter is available.

The Governance and Nominating Committee requires that Director candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Director. The Governance and Nominating Committee may take into account a wide variety of factors in considering Director candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Directors, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

Although the Governance and Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying Director nominees, as a matter of practice the Committee typically considers the overall diversity of the Board’s composition when identifying nominees. Specifically, the Governance and Nominating Committee considers the diversity of skill sets desired among the Board members in light of the Fund’s characteristics and circumstances and how those skill sets might complement each other. The Governance and Nominating Committee also takes into account the personal background of current and prospective Directors in considering the composition of the Board. In addition, as part of its annual self-evaluation, the Directors have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation inform the Governance and Nominating Committee in its decision making process.

The Governance and Nominating Committee may consider candidates for Director recommended by the Fund’s current Directors, officers, Investment Adviser or Subadviser, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by stockholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

The policy of the Governance and Nominating Committee is to consider nominees recommended by stockholders to serve as Director, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund’s procedures for stockholders to submit nominee candidates, which are a part of the Governance and Nominating Committee’s Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund’s Board of Directors.

Executive and Contracts Committee. The Board of Directors has established an Executive and Contracts Committee consisting of Messrs. Siart, Abeles, Jr., Poladian and Mses. DeFrantz and Studenmund. The Executive and Contracts Committee may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Fund and its affiliated persons.

Meetings. During 2015, the Board of Directors held seven meetings, the Audit Committee held six meetings, the Governance and Nominating Committee held three meetings, and the Executive and Contracts Committee held three meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of the Board of Directors on which he or she served.

Although the Fund’s policies do not require the Directors to attend the Fund’s annual shareholder meetings, annual meetings are generally held in connection with regularly scheduled meetings of the Board of Directors. Each current Director attended the Fund’s annual shareholder meeting in May 2015.

Stockholder Communications. The Board of Directors has adopted a process for stockholders to send communications to the Board of Directors. Stockholders may mail written communications to the attention of the Board of Directors, care of the Fund’s Secretary, at the principal executive offices of the Fund. The written communication must include the stockholder’s name, be signed by the stockholder, refer to the Fund, and include the class and number of shares held by the stockholder as of a recent date. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Director Holdings. The following table states the dollar range of equity securities beneficially owned as of March 1, 2016 by each nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the nominee in the same “family of investment companies.” As of March 1, 2016, all Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund on such date.

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Nominee in Family of Investment Companies[1]
INDEPENDENT NOMINEES
Robert Abeles, Jr.	None	None
Anita L. DeFrantz	$10,001-$50,000	$10,001-$50,000
Avedick B. Poladian	None	None
William E. B. Siart	None	None
Jaynie Miller Studenmund	None	None
INTERESTED NOMINEES
Jane Trust	None	None
Ronald L. Olson	$10,001-$50,000	$10,001-$50,000

(1)	“ Family of investment companies” for these purposes includes Western Asset Premier Bond Fund, Western Asset Income Fund (closed-end investment company) and the portfolios of Western Asset Funds, Inc. (open-end investment company).

Director Compensation. For serving as a Director of the Fund, each Director of the Fund who is not an “interested person” (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Subadviser (the “Independent Directors”) receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting he or she attends in person or by telephone. The Independent Directors are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Directors who serve in leadership positions of the Board or Board committees, as well as each committee member, receive additional compensation. All such fees paid to the Directors are aggregate fees for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. and such fees are allocated according to each such investment company’s average annual net assets. The Board reviews the level of Director compensation periodically and Director compensation may change from time to time. Mr. Olson, an “interested person” (as defined in the 1940 Act) of the Fund, receives from the Investment Adviser an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting he attends in person or by telephone.

For the fiscal year ended December 31, 2015, the Directors received the compensation set forth in the following table for serving as Directors of the Fund and as Directors or Trustees of other funds in the same “Fund Complex.”

Name of Nominee	Aggregate Compensation from the Fund ($)	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from the Fund and its Fund Complex Paid to Directors(1) ($)
INDEPENDENT DIRECTORS
Robert Abeles, Jr.	3,463	0	0	172,000
Anita L. DeFrantz	2,228	0	0	149,500
Avedick B. Poladian	3,320	0	0	147,000
William E. B. Siart	3,565	0	0	177,000
Jaynie Miller Studenmund	3,320	0	0	149,500
INTERESTED DIRECTORS
Kenneth D. Fuller(2)	0	0	0	0
Jane E. Trust	0	0	0	0
Ronald L. Olson	0	0	0	0

(1)	Includes amounts received in 2015 from the Fund and from Western Asset Funds, Inc. and Western Asset Premier Bond Fund, which are considered part of the same Fund Complex as the Fund.

(2)	Kenneth D. Fuller resigned from being a Director of the Fund effective May 31, 2015.

During 2015, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser or one of its affiliates.

INFORMATION CONCERNING THE INVESTMENT

ADVISER AND SUBADVISER AND THE FUND’S OFFICERS

The Investment Adviser and the Subadviser are subsidiaries of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The address of Legg Mason, Inc. is 100 International Drive, Baltimore, Maryland 21202. The Investment Adviser’s address is 385 East Colorado Boulevard, Pasadena, California 91101. The Subadviser’s address is 10 Exchange Square, London, England EC2A2EN. An affiliate of the Investment Adviser, Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, NY 10018, provides administrative services to the Fund.

Information regarding the executive officers of the Fund and their ownership of Common Stock is set forth below, except that information regarding Ms. Trust, a Director and the President of the Fund, is provided in the table above with the Nominees and Directors. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupations During the Past 5 Years	Common Stock of the Fund Beneficially Owned on March 1, 2016
Richard F. Sennett Born 1970	Principal Financial Officer and Treasurer	Served since 2011 (Principal Financial Officer) and since 2013 (Treasurer)	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within SEC’s Division of Investment Management (2002 to 2007).	None

Todd F. Kuehl Born 1969	Chief Compliance Officer	Served since 2007	Managing Director, Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006).	None

Robert I. Frenkel Born 1954 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Served since 2009	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).	None

Jenna Bailey Born 1978 100 First Stamford Place 6th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Served since 2016	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Associate Compliance Officer of Legg Mason & Co. (2011-2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011).	None

(1)	Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

Proposals that stockholders wish to present to the 2017 Annual Meeting and to have included in the Fund’s proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), must be delivered to the Secretary of the Fund on or before December 19, 2016 (i.e., at least 120 days before April 18, 2017).

Stockholders who wish to make a proposal at the 2017 Annual Meeting — other than one that will be included in the Fund’s proxy materials — should notify the Fund on or before March 4, 2017 (i.e., 45 days prior to April 18, 2017).

The proper submission of a stockholder proposal does not guarantee that it will be included in the Fund’s proxy materials or presented at a stockholder meeting. Stockholder proposals are subject to the requirements of applicable law and the Fund’s Certificate of Incorporation and Bylaws.

SHARE OWNERSHIP INFORMATION

As of the record date, Cede & Co., as nominee for participants in The Depository Trust Company, held of record 8,645,812 shares of Common Stock (representing approximately 91.37% of the Fund’s Common Stock). Cede & Co.’s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. As of the Record Date, the persons shown in the table below owned, to the knowledge of the Fund, beneficially more than five percent of the outstanding shares of Common Stock.

Shareholder Name and Address	Share Holdings		Percentage Owned
1607 Capital Partners, LLC 13 S. 13th Street, Suite 400, Richmond, VA 23219(2)	983,442	(1)	10.4%
First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation 120 East Liberty Drive, Suite 400, Wheaton, IL 60187(4)	700,353	(3)	7.4%

(1)	Shares are held with sole dispositive power and sole voting power.

(2)	Based on information obtained from a Schedule 13G/A filed with the Securities and Exchange Commission on February 16, 2016 and the number of shares outstanding as of the Record Date.

(3)	Shares are held with shared dispositive power and without voting power. Shares are voted by the trustee of such unit investment trusts so as to insure that the shares are voted as closely as possible in the same manner and in the same general proportion as are the shares held by owners other than such unit investment trusts. See footnote 4 below.

(4)	Based on information obtained from a Schedule 13G/A filed with the Securities and Exchange Commission on January 28, 2016 and the number of shares outstanding as of the Record Date. First Trust Portfolios L.P. is the sponsor of several unit investment trusts which hold shares of Common Stock of the Fund. No individual unit investment trust sponsored by First Trust Portfolios L.P. holds more than 3% of the Fund’s Common Stock. First Trust Advisors L.P. is an affiliate of First Trust Portfolios L.P. and acts as portfolio supervisor of the unit investment trusts which hold shares of Common Stock of the Fund. The Charger Corporation is the general partner of both First Trust Portfolios L.P. and First Trust Advisors L.P.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund’s officers and Directors, the Investment Adviser, the Subadviser, certain affiliates of the Investment Adviser or Subadviser, and persons who beneficially own more than ten percent of a registered class of the Fund’s equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2015, all such filing requirements were met with respect to the Fund, except as follows: Form 3 filings (relating to an initial statement of beneficial ownership of securities for the Fund) for Peter Nachtwey, Tom Merchant, John Kenney and Jennifer Murphy, each an officer of the Investment Adviser.

ANNUAL REPORT TO STOCKHOLDERS

The Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2015 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Stockholders. Requests for copies of the Annual Report to Stockholders should be directed to Western Asset Income Fund, Attention: Investor Relations, 385 E. Colorado Boulevard, Pasadena, California 91101 or you may call 866-290-4386.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2016, and the Board of Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP’s service is subject to termination by a majority of the outstanding shares of Common Stock of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the meeting.

The following table presents fees billed in each of the last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
December 31, 2014	$27,464	$0	$4,800	$148
December 31, 2015	$41,604	$0	$4,850	$557

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years, including interim audit security pricing.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

For the fiscal years ended December 31, 2014 and December 31, 2015, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $248,092 and $330,248, respectively, to the Fund and the

Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

Pre-Approval Policies of the Audit Committee. As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes preapproval policies and procedures. Specifically, the Audit Committee Charter provides:

To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

(h)	pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified at its next meeting of each such service. The Audit Committee has delegated to its Chairperson the authority, on behalf of the Audit Committee, to pre-approve audit and non-audit services rendered to the Fund and non-audit services rendered to the Managers and their affiliates by the auditors; provided that any such pre-approval is reported to the Audit Committee not later than its next meeting.

PricewaterhouseCoopers LLP did not bill any fees for nonaudit services performed for the Investment Adviser, and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund, that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund’s fiscal years ended December 31, 2014 or December 31, 2015. No “Audit-Related Fees,” “Tax Fees” and “Other Fees” set forth in the table above were waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the Investment Adviser and any Service Affiliate that were not required to be preapproved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

ADJOURNMENT

In the absence of a quorum at the Annual Meeting with respect to one or more proposals, or (even if a quorum is so present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournment(s) with respect to a proposal will require a majority in voting interest of the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, the Annual Meeting, may adjourn such meeting from time to time. It is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment on any adjournment(s) put to a shareholder vote with respect to one or more proposals. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

OTHER BUSINESS

The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

By Order of the Board of Directors

Robert I. Frenkel, Secretary

April 18, 2016

APPENDIX A

WESTERN ASSET INCOME FUND

WESTERN ASSET FUNDS, INC.

WESTERN ASSET PREMIER BOND FUND (THE “FUNDS”)

AUDIT COMMITTEE CHARTER

Revised as of September 24, 2015

The respective Boards of Directors/Trustees (each a “Board”) of Western Asset Income Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund have adopted this Charter to govern the activities of the Audit Committee of the Boards with respect to their oversight of the Funds. This Charter applies separately to each Fund and its Board and Audit Committee, and shall be interpreted accordingly.

The Audit Committee of the Board shall be comprised entirely of “independent” Directors/Trustees, as such term is interpreted for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the listing standards of the New York Stock Exchange (the “Exchange”). The Audit Committee shall have at least three members, who shall collectively satisfy the independence and expertise requirements of the Exchange.

The purposes of the Audit Committee shall be:

(i)	to assist with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors;

(j)	to oversee generally the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls and, as appropriate, the internal controls of certain service providers;

(k)	to oversee generally the quality and objectivity of the Fund’s financial statements and the independent audit thereof;

(l)	to act as a liaison between the Fund’s independent auditors and the full Board; and

(m)	to oversee the preparation of the report required by Item 407(d)(3)(i) of Regulation S-K to be included in the proxy statement of each of Western Asset Income Fund and Western Asset Premier Bond Fund if the proxy statement relates to the election of Directors/Trustees of the Fund.

To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

(a)	be directly responsible for the appointment, termination, compensation, and oversight of the work of the independent auditors engaged by the Fund for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, including resolution of disagreements between management and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall have ultimate authority for all audit engagement fees and terms. The Board and the Fund’s shareholders shall have such rights to approve, ratify and replace the Fund’s independent auditors as are provided by applicable law.

(b)	consider the independence of the Fund’s independent auditors, and in connection therewith to obtain at least annually formal written reports from the auditors regarding the auditors’ independence, including a delineation of all relationships between the auditors and the Fund, discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

(c)	meet with the Fund’s independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit; (iii) to consider the independent auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and the responses of Legg Mason Fund Advisor, LLC (“LMPFA”), Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd. (“Western Japan”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) and together with LMPFA, Western Asset, WAML and Western Japan, the “Managers”), as applicable, thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and the Fund’s shareholders.

(d)	with respect to Western Asset Income Fund and Western Asset Premier Bond Fund, review and discuss with management and the independent auditors the annual financial statements of such funds, including any narrative discussion by management concerning such funds’ financial condition and investment performance.

(e)	with respect to Western Asset Income Fund and Western Asset Premier Bond Fund, review and discuss with management such funds’ semi-annual financial statements, including any narrative discussion by management concerning such funds’ financial condition and investment performance.

(f)	review major issues regarding accounting principles and financial statement presentations, including, to the extent applicable: (A) any significant changes in management’s selection or application of accounting principles for the Fund, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditors setting forth significant reporting issues and judgments made in connection with the preparation of the Fund’s financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Fund’s financial statements.

(g)	consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Managers or the auditors.

(h)

pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified at its next meeting of each such service. The Audit Committee has delegated to its Chairperson the authority, on behalf of the Audit Committee, to pre-approve audit and non-audit services rendered to the Fund and non-audit services rendered to the Managers and their affiliates by the auditors; provided that any such pre-approval is reported to the Audit Committee not later than its next meeting.

(i)	establish procedures for (A) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters, and (B) the confidential, anonymous submission by employees of the Fund, the Fund’s investment adviser(s), administrator, principal underwriter (if any) or any other provider of accounting-related services for the Fund of concerns regarding questionable accounting or auditing matters.

(j)	if and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

(k)	obtain and review at least annually a report from the independent auditors describing (i) the independent auditors’ internal quality-control procedures and (ii) any material issues raised by the independent auditors’ most recent internal quality-control review or peer review or by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the independent auditors, and any steps taken to address any such issues.

(l)	review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

(m)	discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information and earnings guidance provided by management to analysts or rating agencies. The Audit Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

(n)	discuss with management its guidelines and policies with respect to risk assessment and risk management.

(o)	review such other matters or information that it believes may be relevant to the auditors, the audit engagement or the Fund’s financial policies and procedures or internal accounting controls.

(p)	report its activities to the full Board on a regular basis.

The Audit Committee shall also have the power to make such recommendations with respect to the above and other matters as it may deem necessary or appropriate.

The Audit Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Audit Committee with respect to Western Asset Income Fund or Western Asset Funds, Inc. may be taken without a meeting if all members of the Committee consent thereto in writing. Any action of the Audit Committee with respect to Western Asset Premier Bond Fund may be taken without a meeting if at least a majority of the members of the Audit Committee consent thereto in writing.

At least annually, the Audit Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the

Fund. The Audit Committee shall regularly meet with the Treasurer of the Fund and may seek to meet with internal auditors, if any, for the Managers as circumstances warrant.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants. The Fund shall provide the necessary funding, as determined by the Audit Committee, to compensate the Fund’s independent auditors and any advisers employed by the Audit Committee, as well as for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee may request any officer or employee of the Fund or of any of the Fund’s service providers or the Fund’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Managers or the Fund’s independent auditors. The function of the Audit Committee shall be oversight; it shall be the responsibility of the Managers to maintain appropriate systems for accounting and internal control; the independent auditors’ responsibility to plan and carry out a proper audit and report thereon to the Board and shareholders, as required by law; and management’s and the independent auditors’ responsibility to determine that the Fund’s financial statements are accurate and complete and in accordance with generally accepted accounting principles. Members of the Audit Committee are not employees of a Fund and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.

The Audit Committee shall assess its own performance at least annually.

APPENDIX B

WESTERN ASSET INCOME FUND

WESTERN ASSET FUNDS, INC.

WESTERN ASSET PREMIER BOND FUND

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

As of May 8, 2007

Purposes and Organization

The purpose of the Governance and Nominating Committee of the respective Boards of Directors/Trustees (each a “Board”) of Western Asset Income Fund, Western Asset Funds, Inc., and Western Asset Premier Bond Fund (each a “Fund”) is to review matters pertaining to the composition, committees, compensation, and operations of the Boards. Members of the Committee may not be “interested persons” of a Fund, as such term is defined in the Investment Company Act of 1940, as amended (“Interested Persons”). This Charter applies separately to each Fund and its Governance and Nominating Committee, and shall be interpreted accordingly. The Committee shall have the following duties and powers:

(1)	To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

(2)	To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

(3)	To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

(4)	To make recommendations to the Board concerning the compensation for the Directors/Trustees who are not Interested Persons.

The Committee shall have the resources and authority appropriate to discharge its responsibilities.

The Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee with respect to Western Asset Income Fund or Western Asset Funds, Inc. may be taken without a meeting if all members of the Committee consent thereto in writing. Any action of the Committee with respect to Western Asset Premier Bond Fund may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

Qualifications for Director/Trustee Nominees

The Committee requires that Director/Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) a Fund’s current Directors/Trustees, (ii) a Fund’s officers, (iii) a Fund’s investment adviser(s), (iv) a Fund’s shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Funds to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

(As of May 8, 2007)

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director/trustee nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a director/trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
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or scan the QR code
Follow the on-screen instructions
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VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
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VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope
VOTE IN PERSON
Attend Stockholder Meeting
385 E. Colorado Boulevard,
Board Room, Fifth Floor
Pasadena, California
on May 17, 2016

Please detach at perforation before mailing.

PROXY	WESTERN ASSET INCOME FUND	PROXY
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 17, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Charles A. Ruys de Perez, Richard Sennett and Marc De Oliveira and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Western Asset Income Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California on May 17, 2016 at 8:30 a.m., Pacific Time and at any adjournments or postponements thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” the election of the nominees as director.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature (and title if applicable)

Signature (if held jointly)

Date	WAI_27678_041516

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on May 17, 2016.

The Notice of Meeting, Proxy Statement and Proxy Card are available at:

https://www.proxy-direct.com/lmp-27678

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” the following proposal:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

1.	Election of Directors:						FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Robert Abeles, Jr.	02.	Anita L. DeFrantz	03.	Avedick B. Poladian	☐	☐	☐
	04.	William E. B. Siart	05.	Jaynie Miller Studenmund	06.	Ronald L. Olson
	07.	Jane Trust

INSTRUCTIONS: To withhold authority to vote for any individual director nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the following line.

2.	Any other business that may properly come before the Meeting.

CHANGE OF ADDRESS

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.